YieldMax® Innovation Option Income Strategy ETF Trading Symbol: OARK Listed on NYSE Arca, Inc. Summary Prospectus February 27, 2026 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax® Innovation Option Income Strategy ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of the ARK Innovation ETF (“ARKK” or “Underlying Security”), subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)	0.01%
Total Annual Fund Operating Expenses	1.00%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect exposure to the share price (i.e., the price returns) of the Underlying Security, subject to participation in a portion of potential investment gains. The Fund will employ its investment strategy as it relates to the Underlying Security regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods. As further described below, the Fund uses either a synthetic covered call strategy or a synthetic covered call spread strategy to seek to generate options premiums and provide indirect exposure to the share price returns of the Underlying Security, subject to participation in a portion of potential investment gains as a result of the nature of the options strategy it employs. That is, the Fund not only seeks to generate options premiums but also aims to derive gains when the value of the Underlying Security increases. The Fund’s options contracts provide:

●	indirect exposure to the share price returns of the Underlying Security,
●	option premiums, and
●	participation in a portion of gains, if any, of the share price returns of the Underlying Security.

For more information, see sections “The Fund’s Use of Underlying Security Option Contracts,” “Synthetic Covered Call Strategy” and “Synthetic Covered Call Spread Strategy” below.

Why invest in the Fund?

●	The Fund seeks to generate weekly cash distributions, which is not dependent on the price appreciation of the Underlying Security.
●	The Fund seeks to participate in a portion of the gains experienced by the Underlying Security.

That is, although the Fund may not fully participate in gains in the Underlying Security’s stock price, the Fund’s portfolio is designed to generate options premiums.

An Investment in the Fund is not an investment in the Underlying Security.

●	The Fund’s strategy will capture only a portion of its potential gains if the Underlying Security’s stock price increase in value.
●	The Fund’s strategy is subject to all potential losses if the Underlying Security’s stock price decrease in value, which may not be offset by the options premiums received by the Fund.
●	The Fund does not invest directly in the Underlying Security.
●	Fund shareholders are not entitled to any Underlying Security dividends.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Funds” for more information about option premiums and ROC.

Additional information regarding the Underlying Security is also set forth below.

The Fund’s Use of Underlying Security Option Contracts

As part of the Fund’s synthetic covered call strategy and synthetic covered call spread strategy, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of the Underlying Security.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of the Underlying Security) at a specified price (the “strike price”).
●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire. See the chart in section “Fund Portfolio” below for a description of the option contracts utilized by the Fund.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the Funds – Exchange Traded Options Portfolio.”

The Fund’s options contracts are based on the value of the Underlying Security, which gives the Fund the right or obligation to receive or deliver shares of the Underlying Security on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

Synthetic Covered Call Strategy

In seeking to achieve its investment objective, the Fund may implement a “synthetic covered call” strategy using the standardized exchange-traded and FLEX options described above.

●	A traditional covered call strategy is an investment strategy where an investor (the Fund) sells a call option on an underlying security it owns.
●	A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the investor (the Fund) does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments.

The Fund’s synthetic covered call strategies consists of the following three elements, each of which is described in greater detail farther below:

●	Synthetic long exposure to the Underlying Security, which allows the Fund to seek to participate in the changes, up or down, in the price of shares of the Underlying Security.
●	Covered call writing (where the Underlying Security’s call options are sold against the synthetic long portion of the strategy), which allows the Fund to generate options premiums.
●	U.S. Treasuries, which are used for collateral for the options, and which also generate income.

1.	Synthetic Long Exposure

To achieve a synthetic long exposure to the Underlying Security, the Fund will buy the Underlying Security’s call options and, simultaneously, sell the Underlying Security’s put options to try to replicate the price movements of the Underlying Security. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to six-month terms and strike prices that are approximately equal to the then-current share price of the Underlying Security at the time the contracts are purchased and sold, respectively. The combination of the long call options and sold put options provides the Fund with indirect investment exposure equal to approximately 100% of the Underlying Security for the duration of the applicable options exposure.

2.	Covered Call Strategies

Covered Call Strategy

As part of its strategy, the Fund will write (sell) call option contracts on the Underlying Security to generate options premiums. Since the Fund does not directly own the Underlying Security, these written call options will be sold short (i.e., selling a position it does not currently own). The Fund will seek to participate in the share price appreciation of the Underlying Security, if any. However, due to the nature of covered call strategies, the Fund’s participation may be subject to a cap (as described below). In this strategy, the call options written (sold) by the Fund will generally have 1- month or less expiration dates (the “Call Period”) and generally have a strike price that is approximately 0%-15% above the then-current share price of the Underlying Security.

It is important to note that the sale of the Underlying Security call option contracts will limit the Fund’s participation in the appreciation in the Underlying Security’s stock price. If the stock price of the Underlying Security increases, the above-referenced synthetic long exposure alone would allow the Fund to experience similar percentage gains. However, if the Underlying Security’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Underlying Security and the sold (short) the Underlying Security call positions) will limit the Fund’s participation in gains in the Underlying Security’s stock price beyond a certain point.

Covered Call Spread Strategy

The Adviser will employ the Covered Call Spread Strategy when it believes it is a better strategy for the Fund as compared to the Covered Call Strategy. The Fund may write (sell) credit call spreads (described below) rather than stand-alone call option contracts to seek greater participation in the potential appreciation of its Underlying Security’s share price, while still generating net options premiums. The Adviser will primarily employ this covered call spread strategy when it believes that the share price of its Underlying Security is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news). Additionally, the Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit call spreads may prove more advantageous to the Fund’s total return than the covered call strategy.

A credit call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. By writing credit call spreads, the Fund can potentially offset losses incurred from its short call positions if the Underlying Security’s share price rises above the strike price.

3.	U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

The Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts. As the options contracts it holds are exercised or expire it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Weekly Distributions

The Fund seeks to provide weekly cash distributions. The Fund will seek to generate such distributions in the following ways:

●	Writing (selling) call option contracts on its Underlying Security as described above to generate options premiums. A premium, in this context, refers to the price the option buyer pays to the option seller (the Fund) for the rights granted by the option. The amount of these premiums is largely affected by the fluctuations in the Underlying Security’s stock prices. However, other elements like interest rates can also influence the level of premiums.
●	Investing in short-term U.S. Treasury securities. The income generated by these securities will be influenced by interest rates at the time of investment.
●	In addition, the Fund’s use of the Synthetic Covered Call Spread Strategy may occasionally allow it to capture a substantial portion of any significant increase in the price of its Underlying Security. When this happens, the Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

Fund’s Return Profile vs its Underlying Security

For the reasons stated above, the Fund’s performance will differ from that of the Underlying Security’s stock price. The performance differences will depend on, among other things, the price of the Underlying Security, changes in the value of the Underlying Security options contracts the Fund holds, and changes in the value of the U.S. Treasuries.

Fund Portfolio

Principal Holdings
Portfolio Holdings (All options are based on the value of the Underlying Security)	Investment Terms	Expected Target Maturity
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of purchase) to provide indirect exposure to positive price returns of the Underlying Security.

If the Underlying Security share price increases, these options will generate corresponding increases to the Fund.

1-month to 6-month expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by the Underlying Security.

1-month to 6-month expiration dates
Sold (short) call option contracts (Covered Call Strategy)

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They generate options premiums. However, they also limit some potential positive returns that the Fund may have otherwise experienced from gains in the Underlying Security’s share price.

1-month or less expiration dates
Sold (short) call option contracts (Covered Call Spread Strategy)

The strike price is approximately 0%-15% more than the then-current share price of the Fund’s Underlying Security at the time of sale.

Sold call option contracts provide inverse exposure to the full extent of any increases in the value experienced by the Fund’s Underlying Security, minus the premium received.

1-month or less expiration dates
Purchased call option contracts (Covered Call Spread Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Covered Call Spread Strategy sold call).

Bought call option contracts provide exposure to the full extent of any increases in the value experienced by the Fund’s Underlying Security above the option’s strike price.

1-month or less expiration dates
U.S Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. In terms of notional value, the combination of these investment instruments provides indirect investment exposure to ARKK equal to at least 95% of the Fund’s total assets.

The Fund is classified as “non-diversified” under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide indirect exposure to ARKK.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

ARKK

ARKK’s investment objective is long-term growth of capital. ARKK is an actively-managed ETF that invests under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. ARKK’s investment adviser defines “disruptive innovation” as the introduction of a technologically enabled new product or service that potentially changes the way the world works. ARKK’s investment adviser believes that companies relevant to this theme are those that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (which ARKK’s adviser defines as “the study of genes and their functions, and related techniques, e.g., genomic sequencing); innovation in automation and manufacturing, transportation, energy, artificial intelligence and materials; the increased use of shared technology, infrastructure and services; and technologies that make financial services more efficient.

Under normal circumstances, substantially all of ARKK’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. ARKK’s investments in foreign equity securities will be in both developed and emerging markets. ARKK may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

You can find ARKK’s prospectus and other information about the ETF, including the most recent reports to shareholders, online by reference to the Investment Company Act File No. 811-22883 through the SEC’s website at www.sec.gov.

The information in this prospectus regarding ARKK comes from its filings with the SEC. You are urged to refer to the SEC filings made by ARKK and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects. The description of ARKK’s principal investment strategies contained herein was taken directly from ARKK’s prospectus, dated November 30, 2025.

This document relates only to the securities offered hereby and does not relate to the shares of ARKK or other securities of ARKK. The Fund has derived all disclosures contained in this document regarding ARKK from the publicly available documents. None of the Fund, the Trust, the Adviser or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to ARKK. None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding ARKK is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of ARKK (and therefore the price of the Fund at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning ARKK could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation to you as to the performance of ARKK.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH ARK ETF TRUST, ARKK, OR ARK INVESTMENT MANAGEMENT LLC. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, ARK ETF TRUST, ARKK, OR ARK INVESTMENT MANAGEMENT LLC.

Moreover, none of ARK ETF Trust, ARKK, or ARK Investment Management LLC has participated in the development of the Fund’s investment strategy. None of ARK ETF Trust, ARKK, or ARK Investment Management LLC selects or approves the Fund’s portfolio holdings, or participates in the construction, design, or implementation of the Fund. None of ARK ETF Trust, ARKK, or ARK Investment Management LLC provides any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by ARK ETF Trust, ARKK, or ARK Investment Management LLC.

None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by ARK ETF Trust, ARKK, or ARK Investment Management LLC. All rights in the trademarks are reserved by their respective owners.

Due to the Fund’s investment strategy, the Fund’s investment exposure is related to the industry or group of industries, if any, in which ARKK may concentrate its investments. As of the date of its current prospectus (November 30, 2025), ARKK is not concentrated in any industry, but had significant holdings in the information technology, health care, communications and consumer discretionary sectors.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

ARKK Risk. The Fund invests in options contracts that are based on the value of an ETF, specifically ARKK. This subjects the Fund to certain of the same risks as if it owned shares of ARKK, as well as the types of instruments in which ARKK invests, even though it does not. The value of ARKK will fluctuate over time based on fluctuations in the values of the securities held by ARKK, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. Brokerage, tax and other expenses may negatively impact the performance of ARKK and, in turn, the value of the Fund’s shares. Since ARKK is an ETF, it is also subject to the same structural risks as the Fund, which is an ETF. By virtue of the Fund’s investments in options contracts that are based on the value of ARKK, the Fund may also be subject to the following risks:

Currency Risk. The Fund is exposed to currency risk indirectly due to ARKK’s investments. ARKK’s net asset value is determined on the basis of the U.S. dollar, therefore, ARKK may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of ARKK’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect ARKK, and therefore the Fund. ARKK may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder ARKK’s performance, including because any delay could result in ARKK missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag. These factors could result in a loss to ARKK and therefore the Fund.

Disruptive Innovation Risk. The Fund is exposed to companies ARKK’s investment adviser believes are capitalizing on disruptive innovation indirectly which subjects the Fund to the risks associated with such companies. ARKK invests in companies that ARKK’s investment adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. ARKK may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Equity Securities Risk. The Fund is exposed to equity securities indirectly which subjects the Fund to the risks associated with such securities. The value of the equity securities ARKK holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities ARKK holds participate or factors relating to specific companies in which ARKK invests. These can include stock movements, purchases or sales of securities by ARKK, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of ARKK’s equity investments.

Special Purpose Acquisition Companies (SPACs). ARKK may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Health Care Sector Risk. The Fund is exposed to companies in the health care sector indirectly which subjects the Fund to the risks associated with such companies. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

Biotechnology Company Risk. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk. The Fund is exposed to companies in the information technology sector indirectly which subjects the Fund to the risks associated with such companies. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Internet Company Risk. Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

Next Generation Internet Company Risk. Investing in Next Generation Internet Companies carries significant risks, particularly in the areas of Internet information providers and catalog and mail order house companies. Internet information providers, which offer navigation services, reference guides, and advertising-based content, face challenges such as reliance on advertising revenue, intense competition, rapidly evolving technologies, and shifting consumer preferences. Their success depends on innovation, accurate market predictions, and user retention, while concerns over privacy issues could harm reputation and financial performance. Similarly, catalog and mail order house companies encounter substantial inventory risks due to seasonality, new product launches, shifting consumer demand, and long lead times for acquiring inventory. Poor demand forecasting or distribution inefficiencies can lead to financial losses, while high-traffic periods pose risks of system interruptions that could impact sales and future growth.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Large Capitalization Companies Risk. The Fund is exposed to large capitalization companies indirectly which subjects the Fund to the risks associated with large capitalization companies. Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Small- and Medium-Capitalization Companies Risk. The Fund is exposed to small- and medium-capitalization companies indirectly which subjects the Fund to the risks associated with such companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Micro-Capitalization Companies Risk. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Communications Sector Risk. ARKK will be more affected by the performance of the communications sector than a fund with less exposure to this sector. Communication companies are particularly vulnerable to product and service obsolescence due to rapid technological advancements and competitive innovation. These companies also face competitive pressures, including pricing competition, high research and development costs, substantial capital requirements, and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics, and unpredictable changes in consumer preferences can significantly impact profitability. While all companies are susceptible to network security breaches, those in the communications sector may be prime targets for hacking, theft of proprietary or consumer information, or service disruptions, which could materially harm their business operations.

Consumer Discretionary Risk. The consumer discretionary sector is influenced by factors such as domestic and international economic conditions, exchange and interest rate fluctuations, competition, consumer disposable income and preferences, evolving social trends, and the effectiveness of marketing campaigns.

Financial Technology Risk. Companies developing financial technologies to disrupt or displace established financial institutions often face competition from larger, more established firms. Blockchain & Fintech Innovation Companies may struggle to capitalize on their disruptive technologies if they encounter political or legal challenges from competitors, industry groups, or governments. Varying regulations across countries create additional barriers to scaling operations. Some Blockchain & Fintech Innovation Companies may not currently generate revenue, with no assurance that they will do so in the future. Additionally, these companies are vulnerable to risks such as rapid product obsolescence, cybersecurity threats, increased regulatory scrutiny, and disruptions in the technology they rely on.

Focused Portfolio Risk. Because ARKK may invest in approximately 40 to 50 issuers, it is subject to the risk that its portfolio value may decline due to a decrease in the value of equity securities of specific issuers. An issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance or reduced demand for its goods or services.

Future Expected Genomic Business Risk. ARKK’s investment adviser may invest some of ARKK’s assets in Genomics Revolution Companies that do not currently generate a substantial portion of their revenue from genomic-focused businesses, with no assurance that they will do so in the future. This uncertainty may adversely affect ARKK’s ability to achieve its investment objective.

Management Risk. As an actively managed ETF, ARKK is subject to management risk, with its performance heavily influenced by the Adviser’s ability to successfully implement investment strategies. The fund’s success also depends on the skill and expertise of key personnel within the Adviser, and there is no guarantee that these individuals will remain associated with ARKK.

Non-Diversification Risk. Because ARKK is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause ARKK’s overall value to decline to a greater degree than if ARKK held a more diversified portfolio. This may increase ARKK’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on ARKK’s performance.

Emerging Markets Risk. The Fund is exposed indirectly to companies located in emerging markets selected by ARKK’s investment adviser, which subjects the Fund to the risks associated with such companies. ARKK’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted. These factors could result in a loss to ARKK and therefore the Fund.

Foreign Securities Risk. The Fund is exposed indirectly to foreign companies selected by ARKK’s investment adviser, which subjects the Fund to the risks associated with such companies. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit ARKK’s ability to buy and sell securities. These factors could result in a loss to ARKK and therefore the Fund.

Risk of Investing in Depositary Receipts. The Fund may be exposed indirectly to depositary receipts selected by ARKK’s investment adviser, which subjects the Fund to the risks associated with such depositary receipts. ARKK, and therefore the Fund, may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to ARKK, and therefore the Fund, and may negatively impact ARKK’s, and therefore the Fund’s, performance.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of ARKK and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the value of ARKK. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to ARKK through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by ARKK over the Call Period. This means that if ARKK experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform ARKK over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by ARKK over each Call Period, but has full exposure to any decreases in value experienced by ARKK over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of ARKK. The degree of participation in ARKK gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of ARKK, changes in interest rates, changes in the actual or perceived volatility of ARKK and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of ARKK changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of ARKK. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options premiums on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of ARKK will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by ARKK.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Call Strategy Risks. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of ARKK and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of ARKK will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of ARKK, or the Fund may even lose money, even if the ARKK share price has appreciated by at least that much over such period, if during any month over that period ARKK had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of ARKK and its returns will depend not only on the price of ARKK but also on the path that ARKK takes over time.

Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of the Underlying Security rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that are based on the value of an ETF, such as ARKK’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with ARKK. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (ARKK), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 30.11% for the quarter ended June 30, 2025 and the lowest quarterly return was -16.12% for the quarter ended March 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception November 22, 2022
Return Before Taxes	20.17%	12.00%
Return After Taxes on Distributions	6.37%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	4.83%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	20.57%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.